THE BANK OF NEW YORK
NEW YORK'S FIRST BANK -
FOUNDED 1784 BY ALEXANDER
HAMILTON

101 BARCLAY STREET, NEW
YORK, N.Y. 10286
AMERICAN DEPOSITARY
RECEIPTS




October 29, 2004

U.S. Securities & Exchange
Commission
450 Fifth Street, N.W.
Washington, D.C.  20549
Attn:  Document Control

Re:  Depositary Shares Evidenced by
American Depositary Receipts for
Ordinary Shares of Shin Satellite
PCL (File No. 333-6696)


Gentlemen:

Pursuant to Rule 424(b)(3) under the
Securities Act of 1933, as amended,
on behalf of The Bank of New York,
as depositary for securities against
which American Depositary Receipts
are to be issued, we attach one
specimen of the ADR certificate
reflecting the par value change from
THB 10.00 to THB 5.00 effective
May 21, 2004.

Pursuant to Section III B of the
General Instructions to the Form F-6
Registration Statement, the
Prospectus consists of the ADR
certificate.

Please contact me with any questions
or comments on 212-815-8365.


    Vinu Kurian
    Assistant Vice President


Attachment



THE BANK OF NEW YORK


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